UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2012

Hawaiian Telcom Holdco, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34686	16-1710376
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1177 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (808) 546-4511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 11, 2012, the Company held its Annual Meeting of Stockholders, at which the following matters were submitted to, and approved by,  a vote of the stockholders:

1. Election of Directors	For	Withheld	Broker Non- Votes
Richard A Jalkut	5,357,774	3,054	1,415,435
Kurt M. Cellar	5,204,049	156,779	1,415,435
Walter.A. Dods, Jr.	5,357,974	2,854	1,415,435
Warren H. Haruki	5,357,919	2,909	1,415,435
Steven C. Oldham	5,356,963	3,865	1,415,435
Bernard R. Phillips III	5,357,774	3,054	1,415,435
Eric K. Yeaman	5,357,974	2,854	1,415,435

	For	Against	Abstain	Broker Non- Votes
2. Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012	6,774,663	1,600	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2012
HAWAIIAN TELCOM HOLDCO, INC.

/s/ Robert F. Reich
Robert F. Reich Senior Vice President and Chief Financial Officer